AB Cap Fund, Inc.

AB Multi-Manager Select 2015 Fund

Portfolio of Investments

April 30, 2020 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 99.5%
Funds and Investment Trusts – 99.5%(a)
AB All Market Real Return Portfolio - Class Z(b)	212,268	$1,471,019
AB Bond Inflation Strategy Portfolio - Class Z(b)	310,697	3,296,497
AB Discovery Growth Fund, Inc. - Class Z(b) (c)	32,308	358,941
AB Global Bond Fund, Inc. - Class Z(b)	594,745	5,007,752
AB Global Real Estate Investment Fund II - Class I(b)	69,400	619,044
AB High Income Fund, Inc. - Class Z(b)	246,487	1,681,043
AB Relative Value Fund - Class Z(b)	151,831	722,718
AB Trust – AB Discovery Value Fund - Class Z(b)	26,775	379,932
AB Unconstrained Bond Fund, Inc. - Class Z(b)	150,992	1,085,632
AQR International Defensive Style Fund - Class R6	122,717	1,448,060
AQR Style Premia Alternative Fund - Class R6	100,464	710,281
Baird Short Term Bond Fund	112,941	1,109,083
BlackRock Total Return Bond Fund - Class K	183,288	2,217,781
Boston Partners Long/Short Research Fund - Class INS	55,004	727,158
DFA Commodity Strategy Portfolio	228,603	980,705
iShares Core S&P 500 ETF	14,338	4,174,652
MFS Institutional International Equity Fund	31,519	744,165
PIMCO Real Return Fund	187,072	2,173,780
Schwab US Dividend Equity ETF(d)	57,227	2,898,548
T. Rowe Price Emerging Markets Stock Fund - Class I	18,851	730,845
T. Rowe Price International Funds - International Discovery Fund - Class I	6,327	390,470
Vanguard FTSE Developed Markets ETF	10,147	362,045
Vanguard Short-Term Bond ETF	13,181	1,089,805
Vanguard Total Bond Market ETF	24,994	2,187,225

Total Investment Companies (cost $38,124,429)		36,567,181

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 8.6%
Investment Companies – 8.6%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (b) (e) (cost $3,152,446)	3,152,446	3,152,446

Total Investments – 108.1% (cost $41,276,875)(f)		39,719,627
Other assets less liabilities – (8.1)%		(2,983,188)

Net Assets – 100.0%		$36,736,439

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	Non-income producing security.
(d)	Represents entire or partial securities out on loan.
(e)	The rate shown represents the 7-day yield as of period end.

(f)

As of April 30, 2020, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $469,766 and gross unrealized depreciation of investments was $(2,027,014), resulting in net unrealized depreciation of $(1,557,248).

Glossary:

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2015 Fund

April 30, 2020 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Underlying Portfolios:	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$36,567,181	$—	$—	$36,567,181
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,152,446	—	—	3,152,446

Total	$39,719,627	$—	$—	$39,719,627

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2020 is as follows:

							Distributions
Affiliated Issuer	Market Value 07/31/2019 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 04/30/2020 (000)	Dividend Income (000)	Realized Gains (000)
AB All Market Real Return Portfolio	$1,856	$363	$460	$(84)	$(204)	$1,471	$40	$0
AB Bond Inflation Strategy Portfolio	4,235	541	1,413	1	(68)	3,296	70	0
AB Discovery Growth Fund, Inc.	459	227	277	(52)	2	359	28	0
AB Discovery Value Fund	481	196	169	(107)	(21)	380	19	0
AB Global Bond Fund, Inc.	6,238	6,219	7,279	132	(302)	5,008	152	0
AB Global Real Estate Investment Fund II	933	520	666	(119)	(49)	619	69	0
AB High Income Fund, Inc.	1,896	455	391	(3)	(276)	1,681	90	0
AB Relative Value Fund	932	165	262	(30)	(82)	723	41	0
AB Unconstrained Bond Fund, Inc.	939	733	477	(55)	(54)	1,086	66	0
Government Money Market Portfolio	94	9,977	10,071	0	0	0	2	0
Government Money Market Portfolio*	8	34,147	31,003	0	0	3,152	3	0
Total	$18,071	$53,543	$52,468	$(317)	$(1,054)	$17,775	$580	$0

*	Investments of cash collateral for securities lending transactions